The
High Yield
Plus Fund,
Inc.

ANNUAL
REPORT
March 31, 2002

Letter To Shareholders                           April 22, 2002

Dear Shareholder:
The high yield market finished a tumultuous fiscal year by rebounding slightly in the first three months of 2002. After returning -1.0% for the first nine months, the US high yield market (as measured by the Lehman HY Index) returned +0.6% for the year. The market has been lifted by an economy that is slowly showing signs of improvement following the economic slowdown of last year, accentuated by the events in September. During the first three months of 2002, the yield on the 10-year US Treasury increased by 35 basis points. Over that same time period, the spread of the Lehman HY Index (versus the 10-year US Treasury) narrowed by 102 basis points and is now yielding 11.79%. As of March 31, 2002 the spread of the Lehman HY Index to the 10-year US Treasury was 639 basis points. This spread is 75 basis points wide to the five-year historical average of 564 basis points, and it is well outside the ten-year historical average of 457 basis points.

We are encouraged by some positive market signals, such as a healthy new issue calendar, strong flows into high yield mutual funds, and indications of an economic recovery. Although the trailing twelve month default rate remained high (17.1% through February), we expect this number to decline going forward. Many of the lower-rated issues that came to market in the late 1990s have already defaulted, and the newer issues over the last 18 months have generally been higher quality with better credit fundamentals. We would also observe that BB securities, which show much greater interest rate sensitivity, have benefited over the last two years and seen enhanced returns as a result of the market's bias towards risk avoidance. Due to the recent signs of economic improvement, however, lower-quality single B companies are poised to benefit from an economic recovery.

Valuations also appear attractive for the long-term investor. The average dollar price of the market is in the mid 80's, and this price, along with the imbedded high yield differential, appears to offer reasonable protection from the market's presently high rate of default.

Fund Performance
The Fund's total returns for periods ended March 31, 2002 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged High Yield category, an average of 25 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group. This fact notwithstanding we are disappointed with the Fund's performance over the past year, and we attribute much of the underperformance to the dramatic divergence between B and BB rated issues.

                           TOTAL RETURNS
                For the Periods Ended March 31, 2002

                                6 Months     1 Year     2 Years*
High Yield Plus Fund (NAV)1       6.3%        -7.9%      -8.3%
Lipper CEHY - Leveraged          10.1         -4.1       -6.0

1 Represents NAV-basis performance calculations as provided by Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Returns based on market performance of the Fund's shares would be different.
* Annualized
                                 1

Despite the significant underperformance of B-rated bonds over the last two years, we believe that this "credit" sector of the high yield market will rebound and ultimately outperform higher quality instruments, and we remain positioned to benefit from this reversal.

The Fund is leveraged and has a $50 million credit line provided by Fleet National Bank and State Street Bank and Trust Company. As of March 31, 2002, the Fund had drawn $22 million on the line; this reflects a reduction of $6 million since the Fund's prior fiscal year-end. Borrowings fluctuate depending on investment outlook and opportunities. As of March 31, 2002, the Fund's shares were priced at $4.38. This price reflected a premium of 11.7% to the Fund's net asset value of $3.92 per share. (The average premium of the Funds in the Lipper Leveraged Closed End universe was 14.9% as of March 31, 2002.) As of March 31, 2002, the Fund's monthly dividend rate of $0.0425 per share equated to an annualized yield of 11.6% relative to the stock price. This yield was significantly in excess of the US 10-Year Treasury rate of 5.40% on March 31, 2002.

Our objective is to capture the attractive yields currently available in the high yield market and minimize credit losses. Given the amount of liquidity that the US has injected into the system through both monetary and fiscal policy, we are forecasting a stronger US economy starting in the second half of 2002. The combination of a stronger US economy, attractive high yield valuations, and continued interest in the high yield market (as evidenced by strong inflows to high yield mutual funds) bodes well for high yield returns going forward. We believe that the Fund is well-positioned to benefit from a turnaround in the US economy.

I am pleased to be the Portfolio Manager of your Fund effective
February 27, 2002. I assumed responsibility from my colleague, Catherine A. Smith following her retirement from Wellington
Management Company, LLP.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2002     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                            Moody's                                 Principal
                                                            Rating         Interest     Maturity      Amount            Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--131.5%
CORPORATE BONDS--130.1%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.9%
Moog, Inc., Sr. Sub. Notes, Ser. B                          Ba3              10.00%       5/01/06   $     750        $    772,500
Sequa Corp., Sr. Notes                                      Ba3               9.00        8/01/09         400             400,000
                                                                                                                     ------------
                                                                                                                        1,172,500
------------------------------------------------------------------------------------------------------------------------------
Automotive--3.0%
Accuride Corp., Sr. Sub. Notes                              Caa1              9.25        2/01/08         850             641,750
Dana Corp.,
   Sr. Notes                                                Ba3              10.125       3/15/10         125             128,750
   Notes                                                    Ba3               9.00        8/15/11       1,100           1,089,000
                                                                                                                     ------------
                                                                                                                        1,859,500
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--0.9%
Nortek, Inc., Sr. Notes, Ser. B                             B1                9.125       9/01/07         250             257,500
Owens Corning, Notes                                        D(c)              7.50        5/01/05         750(b)          292,500
                                                                                                                     ------------
                                                                                                                          550,000
------------------------------------------------------------------------------------------------------------------------------
Cable--9.4%
Adelphia Communications Corp.,
   Sr. Notes                                                B2               10.875      10/01/10         250             240,000
   Notes                                                    B2               10.25        6/15/11       1,300           1,176,500
Charter Communications Holdings LLC,
   Sr. Notes                                                B2               10.00        4/01/09       1,000             960,000
   Sr. Notes                                                B2                9.625      11/15/09         335             318,250
   Sr. Notes                                                B2               11.125       1/15/11         285             287,137
Insight Midwest L.P.,
   Sr. Notes                                                B1                9.75       10/01/09         245             256,025
   Sr. Notes                                                B1               10.50       11/01/10       1,000           1,085,000
Mediacom Broadband LLC, Sr. Notes                           B2               11.00        7/15/13       1,000           1,105,000
Telewest Communications PLC, Sr. Notes (United Kingdom)     Caa3             11.25       11/01/08         500(d)          250,000
United Pan-Europe Communications N.V. (Netherlands),
   Sr. Notes                                                Ca               10.875       8/01/09         500(b)(d)        65,000
   Sr. Notes, Ser. B                                        Caa3             11.25        2/01/10         250(b)(d)        32,500
                                                                                                                     ------------
                                                                                                                        5,775,412

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 2002     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Chemicals--6.7%
ARCO Chemical Co., Debs.                                    Ba3              9.375%      12/15/05   $     700        $    710,500
Georgia Gulf Corp., Sr. Sub. Notes                          B2              10.375       11/01/07         750             806,250
Goodyear Tire & Rubber Co.,
   Notes                                                    Baa3             8.50         3/15/07         400             403,713
   Notes                                                    Baa3             7.857        8/15/11         310             298,458
Lyondell Chemical Co.,
   Sr. Sec'd. Notes                                         Ba3              9.50        12/15/08         140             142,100
   Sr. Sub. Notes                                           B2              10.875        5/01/09         655             641,900
Resolution Performance Products, Inc., Sr. Sub. Notes       B3              13.50        11/15/10       1,000           1,120,000
                                                                                                                     ------------
                                                                                                                        4,122,921
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--1.8%
Bausch & Lomb, Inc., Notes                                  Ba1              6.75        12/15/04         500             497,015
Corning Consumer Products Co., Sr. Sub. Notes               Ca               9.625        5/01/08       1,500             196,875
Icon Health & Fitness, Inc., Sr. Sub. Notes                 B3              11.25         4/01/12         400             396,000
Polaroid Corp., Medium-Term Notes                           Ca               7.25         1/15/07         190(b)            9,500
                                                                                                                     ------------
                                                                                                                        1,099,390
------------------------------------------------------------------------------------------------------------------------------
Containers--3.3%
Owens-Brockway Glass Container, Inc., Sr. Sec'd. Notes      B2                8.875       2/15/09         500             510,000
Owens-Illinois, Inc.,
   Sr. Notes                                                B3                7.85        5/15/04         205             200,900
   Sr. Notes                                                B3                7.15        5/15/05         250             238,750
   Sr. Notes                                                B3                8.10        5/15/07         550             533,500
Silgan Holdings, Inc., Sr. Sub. Debs.                       B1                9.00        6/01/09         500             520,000
                                                                                                                     ------------
                                                                                                                        2,003,150
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--6.5%
Canadian Forest Oil Ltd., Sr. Sub. Notes (Canada)           B1                8.75        9/15/07         275(d)          284,625
Clark R & M, Inc., Sr. Notes                                Ba3               8.625       8/15/08         750             705,000
Forest Oil Corp., Sr. Notes                                 Ba3               8.00        6/15/08         727             743,357
Frontier Oil Corp., Sr. Notes                               B2                9.125       2/15/06         750             765,000
Magnum Hunter Resources, Inc., Sr. Notes                    B2                9.60        3/15/12         120             125,700
P & L Coal Holdings Corp., Sr. Notes                        Ba3               8.875       5/15/08         500             531,250
Parker Drilling Co., Sr. Notes, Ser. D                      B1                9.75       11/15/06         130             133,900
Pioneer Natural Resources Co., Sr. Notes                    Ba1               9.625       4/01/10         500             544,324
Tesoro Petroleum Corp., Sr. Sub. Notes                      B1                9.625      11/01/08         175             177,625
                                                                                                                     ------------
                                                                                                                        4,010,781
------------------------------------------------------------------------------------------------------------------------------
Financial Services--4.4%
Conseco, Inc., Sr. Notes                                    B2               10.75        6/15/08         650             318,500
Fairfax Financial Holdings Ltd., Notes (Canada)             Ba2               7.375       3/15/06         485(d)          425,752

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of March 31, 2002     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Financial Services (cont'd.)
GS Escrow Corp., Sr. Notes                                  Ba1              7.125%       8/01/05   $     750        $    742,380
Ocwen Federal Savings Bank., Sub. Debs.                     B1              12.00         6/15/05         500             490,000
Western Financial Savings Bank, Sub. Cap. Debs.             B1               8.875        8/01/07         750             704,607
                                                                                                                     ------------
                                                                                                                        2,681,239
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--1.6%
Constellation Brands, Inc., Gtd. Sr. Sub. Notes             Ba3              8.125        1/15/12         445             453,900
John Q. Hammons Hotels, First Mtge. Bonds                   B2               8.875        2/15/04         500             498,750
                                                                                                                     ------------
                                                                                                                          952,650
------------------------------------------------------------------------------------------------------------------------------
General Industrial--8.1%
Allied Waste North America, Inc.,
   Sr. Notes                                                Ba3               7.625       1/01/06         600             589,500
   Sr. Sub. Notes                                           B2               10.00        8/01/09         750             759,375
International Wire Group, Inc., Sr. Sub. Notes, Ser. B      Caa1             11.75        6/01/05         250             211,250
IT Group, Inc., Sr. Sub. Notes, Ser. B                      D(c)             11.25        4/01/09         500(b)              625(e)
Juniper Networks, Inc., Sub. Notes, Conv.                   B2                4.75        3/15/07       1,250             887,500
Lucent Technologies, Inc.,
   Notes                                                    B2                7.25        7/15/06       1,040             852,800
   Notes                                                    B2                5.50       11/15/08         425             306,000
Nortel Networks Ltd., Notes (Canada)                        Ba3               6.125       2/15/06         750(d)          555,000
Numatics, Inc., Sr. Sub. Notes                              Caa2              9.625       4/01/08         160              82,400
WESCO Distribution, Inc., Sr. Sub. Notes                    B3                9.125       6/01/08         750             708,750
                                                                                                                     ------------
                                                                                                                        4,953,200
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--0.5%
Pathmark Stores, Inc., Sr. Sub. Notes                       B2                8.75        2/01/12         300             309,000
------------------------------------------------------------------------------------------------------------------------------
Health Care--14.1%
Alaris Medical Systems, Inc.,
   Sr. Sub. Notes                                           Caa1              9.75       12/01/06         500             485,000
   Sr. Sec'd. Notes, Ser. B                                 B2               11.625      12/01/06         145             158,050
Athena Neurosciences Finance LLC, Sr. Notes                 Ba2               7.25        2/21/08         375             298,796
Beverly Enterprises, Inc.,
   Sr. Notes                                                B1                9.00        2/15/06         500             507,500
   Sr. Notes                                                B1                9.625       4/15/09         525             536,156
Bio-Rad Labs, Inc., Sr. Sub. Notes                          B2               11.625       2/15/07         750             838,125
Conmed Corp., Sr. Sub. Notes                                B3                9.00        3/15/08       1,100           1,123,375
Dade International, Inc., Sr. Sub. Notes                    C                11.125       5/01/06       1,225(b)        1,078,000
Manor Care, Inc., Sr. Notes                                 Ba1               8.00        3/01/08         500             516,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of March 31, 2002     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Health Care (cont'd.)
Radiologix, Inc., Sr. Notes                                 B2               10.50%      12/15/08   $     735        $    746,025
Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B              Ba1               8.125      12/01/08         850             928,618
Triad Hospitals Holdings, Inc., Sr. Sub. Notes              B2               11.00        5/15/09         855             955,463
Universal Hospital Services, Inc., Sr. Sub. Notes           B3               10.25        3/01/08         500             485,000
                                                                                                                     ------------
                                                                                                                        8,656,358
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate--3.8%
Beazer Homes USA, Inc., Sr. Notes                           Ba2               8.875       4/01/08       1,250           1,300,000
Ryland Group, Inc., Notes                                   Ba3               8.25        4/01/08         750             761,250
Standard Pacific Corp., Sr. Notes                           Ba2               8.50        6/15/07         250             253,750
                                                                                                                     ------------
                                                                                                                        2,315,000
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment--13.7%
Belo Corp., Sr. Notes                                       Baa3              8.00       11/01/08         400             409,000
Corus Entertainment, Inc., Sr. Sub. Notes (Canada)          B1                8.75        3/01/12         205(d)          211,663
EchoStar DBS Corp., Sr. Notes                               B1                9.125       1/15/09       1,275           1,313,250
Emmis Communications Corp., Sr. Sub. Notes                  B2                8.125       3/15/09         500             510,000
Entravision Communications Corp., Sr. Sub. Notes            B3                8.125       3/15/09         110             111,100
Mail-Well Corp., Sr. Notes                                  B1                9.625       3/15/12         165             169,950
PRIMEDIA, Inc., Sr. Notes                                   B1                8.875       5/15/11         550             500,500
Quebecor Media, Inc., Sr. Notes (Canada)                    B2               11.125       7/15/11       1,500(d)        1,627,500
Rogers Communications, Inc., Sr. Notes (Canada)             Ba1               8.875       7/15/07         500(d)          503,125
STC Broadcasting, Inc., Sr. Sub. Notes                      B3               11.00        3/15/07         350             362,687
Von Hoffman Press, Inc.,
   Sr. Sub. Notes                                           B3               10.875       5/15/07         550             517,687
   Sr. Notes                                                B2               10.25        3/15/09         345             350,606
World Color Press, Inc., Sr. Sub. Notes                     Baa2              8.375      11/15/08         750             766,792
Young Broadcasting, Inc., Sr. Sub. Notes                    B3               10.00        3/01/11       1,000           1,040,000
                                                                                                                     ------------
                                                                                                                        8,393,860
------------------------------------------------------------------------------------------------------------------------------
Metals--6.2%
AK Steel Corp.,
   Sr. Notes                                                B1                9.125      12/15/06         500             521,250
   Sr. Notes                                                B1                7.875       2/15/09         500             503,750
Allegheny Technologies, Inc., Notes                         Baa1              8.375      12/15/11         750             733,751
Bayou Steel Corp., First Mtge. Notes                        B3                9.50        5/15/08         715             346,775
Century Aluminum Co., Sr. Sec'd. First Mtge. Notes          Ba3              11.75        4/15/08         500             527,500
National Steel Corp., Mtge. Notes, Ser. D                   Caa2              9.875       3/01/09         500(b)          100,625
Steel Dynamics, Inc., Sr. Notes                             B2                9.50        3/15/09          60              62,400

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of March 31, 2002     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Metals (cont'd.)
United States Steel LLC, Sr. Notes                          Ba3              10.75%       8/01/08   $     875        $    875,000
Weirton Steel Corp., Sr. Notes                              Ca               11.375       7/01/04         750(b)          116,250
                                                                                                                     ------------
                                                                                                                        3,787,301
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--5.8%
Boise Cascade Corp., Sr. Notes                              Baa3              7.50        2/01/08         340             336,518
Buckeye Technologies, Inc., Sr. Sub. Notes                  Caa1              8.50       12/15/05         475             427,500
Caraustar Industries, Inc., Sr. Sub. Notes                  Ba2               9.875       4/01/11         675             712,125
Graphic Packaging Corp., Sr. Sub. Notes                     B2                8.625       2/15/12         105             108,938
Millar Western Forest Products Ltd., Sr. Notes (Canada)     B3                9.875       5/15/08       1,250(d)        1,193,750
Pacifica Papers, Inc., Sr. Notes (Canada)                   Ba2              10.00        3/15/09         750(d)          798,750
                                                                                                                     ------------
                                                                                                                        3,577,581
------------------------------------------------------------------------------------------------------------------------------
Retail--6.9%
CSK Auto, Inc.,
   Sr. Notes                                                B2               12.00        6/15/06         195             206,700
   Sr. Sub. Notes                                           B3               11.00       11/01/06         750             705,000
Gap, Inc., Notes                                            Ba3               8.80(f)    12/15/08       1,000             996,048
J.C. Penney, Inc., Notes                                    Ba2               7.60        4/01/07         350             341,250
Levi Strauss & Co., Notes                                   B2               11.625       1/15/08         850             886,125
Rite Aid Corp., Notes                                       Caa3              7.125       1/15/07       1,500           1,080,000
                                                                                                                     ------------
                                                                                                                        4,215,123
------------------------------------------------------------------------------------------------------------------------------
Technology--11.7%
Amkor Technologies, Inc.,
   Sr. Notes                                                B1                9.25        5/01/06         500             496,250
   Sr. Sub. Notes                                           B3               10.50        5/01/09         750             740,625
Avaya, Inc., Sr. Sec'd. Notes                               Ba2              11.125       4/01/09         400             392,000
Fairchild Semiconductor Corp., Sr. Sub. Notes               B2               10.50        2/01/09       1,000           1,102,500
SCG Holdings Corp., Notes, Ser. B                           B3               12.00        8/01/09         870             639,450
Seagate Technology, Inc., Sr. Sub. Notes                    Ba3              12.50       11/15/07         950           1,078,250
Solectron Corp., Sr. Notes                                  Ba1               9.625       2/15/09         825             783,750
Telecommunications Techniques Co., Sr. Sub. Notes           Caa3              9.75        5/15/08         750             211,875
Viasystems, Inc.,
   Sr. Sub. Notes                                           Caa3              9.75        6/01/07         750             172,500
   Sr. Sub. Notes, Ser. B                                   Caa3              9.75        6/01/07         805             185,150
Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)       Ba1               5.875       5/15/04         750(d)          683,224
Xerox Corp., Sr. Notes                                      Ba1               9.75        1/15/09         750             710,625
                                                                                                                     ------------
                                                                                                                        7,196,199

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of March 31, 2002     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--2.7%
Global Crossing Holdings Ltd. (Bermuda),
   Sr. Notes                                                Ca               9.125%      11/15/06   $   1,500(b)(d) $      31,875
   Sr. Notes                                                Ca               9.625        5/15/08         500(b)(d)        10,625
Iridium LLC,
   Sr. Notes, Ser. B                                        D(c)            14.00         7/15/05         750(b)           45,000
   Gtd. Sr. Notes, Ser. D                                   D(c)            10.875        7/15/05         500(b)           30,000
Level 3 Communications, Inc.,
   Sr. Notes                                                Caa3            11.00         3/15/08         100              46,000
   Sr. Notes                                                Caa3            11.25         3/15/10         500             225,000
McLeodUSA, Inc., Sr. Notes                                  Ca              11.375        1/01/09         500(b)          125,000
Rogers Wireless, Inc., Sr. Sec'd. Notes (Canada)            Baa3             9.625        5/01/11         800(d)          744,000
Williams Communications Group, Inc.,
   Sr. Notes                                                Ca              10.875       10/01/09         750             112,500
   Sr. Notes                                                Ca              11.875        8/01/10       1,750             262,500
                                                                                                                     ------------
                                                                                                                        1,632,500
------------------------------------------------------------------------------------------------------------------------------
Transportation--5.9%
Air Canada, Inc., Sr. Notes (Canada)                        B3              10.25         3/15/11       1,000(d)          780,000
Atlas Air, Inc., Notes                                      B1              10.75         8/01/05         810             729,000
Delta Airlines, Inc.,
   Notes                                                    Ba3              7.90        12/15/09         880             848,661
   Debs.                                                    Ba3             10.375        2/01/11          45              43,879
Kansas City Southern Railway Co., Sr. Notes                 Ba2              9.50        10/01/08         750             810,938
Northwest Airlines, Inc.,
   Sr. Notes                                                B2               8.875        6/01/06         290             276,112
   Notes                                                    B2               9.875        3/15/07         165             163,350
                                                                                                                     ------------
                                                                                                                        3,651,940
------------------------------------------------------------------------------------------------------------------------------
Utilities--11.2%
AES Corp., Sr. Notes                                        Ba1               8.875       2/15/11       1,050             798,000
Avista Corp., Sr. Notes                                     Ba1               9.75        6/01/08         980           1,028,254
Calpine Canada Energy Finance LLC (Canada), Sr. Notes       Ba1               8.50        5/01/08       1,000(d)          797,500
Calpine Corp.
   Sr. Notes                                                Ba1               8.625       8/15/10         500             395,000
   Sr. Notes                                                Ba1               8.50        2/15/11         400             319,000
CMS Energy Corp.,
   Sub. Notes                                               Ba3               7.625      11/15/04         175             175,000
   Sr. Notes                                                Ba3               9.875      10/15/07       1,000           1,081,880
Dynegy Holdings, Inc., Sr. Notes                            Baa3              8.125       3/15/05         350             358,427
IEBA-Invers Electric Corp., Notes (Argentina)               CC(c)             9.00        9/16/04       1,000(b)(d)        30,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of March 31, 2002     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Utilities (cont'd.)
Mirant Americas Generation LLC, Sr. Notes                   Ba1               7.20%      10/01/08   $     750        $    667,500
TNP Enterprises, Inc., Sr. Sub. Notes                       Ba3              10.25        4/01/10         500             530,000
Western Resources, Inc., Unsec'd. Sr. Notes                 Ba2               7.125       8/01/09         750             690,263
                                                                                                                     ------------
                                                                                                                        6,870,824
                                                                                                                     ------------
Total long-term corporate bonds                                                                                        79,786,429
 ------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATION--1.3%
Republic of Brazil, Bonds                                   B1              14.50        10/15/09         693(d)          777,037
 ------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS(a)                                                                                     Shares
                                                                                                    ----------
Mediq, Inc.                                                 --              --                 --       3,205                   0(e)
SF Holdings Group, Class C                                  --              --                 --         219                   0(e)
                                                                                                                     ------------
Total common stocks                                                                                                             0
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
SF Holdings Group, Inc.,
   Exchangeable, PIK                                        NR               13.75             --          59              29,573
   Exchangeable, Ser. B, PIK                                NR               13.75             --          60              30,000
XO Communications, Inc., Exchangeable, Ser. B, PIK          NR               13.50             --          46                   2(e)
                                                                                                                     ------------
Total preferred stocks                                                                                                     59,575
                                                                                                                     ------------
Total long-term investments (cost $90,038,293)                                                                         80,623,041

------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--3.8%
REPURCHASE AGREEMENT                                                                                Principal
                                                                                                      Amount
                                                                                                       (000)
                                                                                                    ----------
BNP Paribas, dated 3/28/02, due 4/1/02 in the amount of
   $2,344,469
   (cost $2,344,000; collateralized by $1,817,000 U.S.
   Treasury Bonds,
   8.75%, due 5/15/17, value of collateral including
   accrued interest is $2,393,646)                          --               1.80         4/01/02   $   2,344           2,344,000
------------------------------------------------------------------------------------------------------------------------------
Total Investments--135.3%
(cost $92,382,293; Note 3)                                                                                             82,967,041
Liabilities in excess of other assets--(35.3)%                                                                        (21,628,026)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 61,339,015
                                                                                                                     ------------
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of March 31, 2002     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
(a)--Non-income producing securities.
(b)-- Represents issuer in default on interest payments; non-income producing security.
(c)--Standard & Poor's Rating.
(d)--US$ denominated foreign bonds.
(e)--Fair-valued security--value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.
(f)-- Variable rate security in which the coupon rate increases or decreases by .25 of 1% for each rating downgrade or upgrade by Moody's or Standard & Poor's.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
N.V.--Naamloze Vennootschap (Dutch Company).
PIK--Payment in Kind.
PLC--Public Limited Company (United Kingdom Limited Liability Company).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Assets and Liabilities               THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets
                                                                                                                 March 31, 2002
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $92,382,293)......................................................................   $  82,967,041
Cash..........................................................................................................             137
Interest receivable...........................................................................................       2,289,000
Receivable for investments sold...............................................................................         268,960
Other assets..................................................................................................          51,635
                                                                                                                 --------------
   Total assets...............................................................................................      85,576,773
                                                                                                                 --------------
Liabilities
Loan payable (Note 5).........................................................................................      22,000,000
Payable for investments purchased.............................................................................       1,241,877
Dividends payable.............................................................................................         665,338
Accrued expenses..............................................................................................         133,514
Loan interest payable (Note 5)................................................................................         132,830
Deferred directors' fees......................................................................................          27,494
Advisory fee payable..........................................................................................          26,056
Administration fee payable....................................................................................          10,422
Unrealized depreciation on forward currency contracts.........................................................             227
                                                                                                                 --------------
   Total liabilities..........................................................................................      24,237,758
                                                                                                                 --------------
Net Assets....................................................................................................   $  61,339,015
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par.......................................................................................   $     156,520
   Paid-in capital in excess of par...........................................................................     131,610,304
                                                                                                                 --------------
                                                                                                                   131,766,824
   Overdistribution of net investment income..................................................................        (700,272)
   Accumulated net realized loss on investment and foreign currency transactions..............................     (60,312,125)
   Net unrealized depreciation on investments and foreign currencies..........................................      (9,415,412)
                                                                                                                 --------------
   Net assets, March 31, 2002.................................................................................   $  61,339,015
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($61,339,015 / 15,651,955 shares of common stock issued and outstanding)............            $3.92
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

THE HIGH YIELD PLUS FUND, INC.
Statement of Operations
------------------------------------------------------------
                                                   Year Ended
                                                   March 31,
Net Investment Income                                 2002
Income
   Interest....................................   $ 11,721,938
   Dividends...................................         24,028
                                                  ------------
                                                    11,745,966
                                                  ------------
Expenses
   Investment advisory fee.....................        339,545
   Administration fee..........................        135,818
   Custodian's fees and expenses...............        112,000
   Legal fees and expenses.....................         98,000
   Reports to shareholders.....................         61,000
   Transfer agent's fees and expenses..........         38,000
   Listing fee.................................         35,000
   Insurance expense...........................         33,000
   Audit fee...................................         30,000
   Directors' fees and expenses................         16,000
   Miscellaneous...............................          2,833
                                                  ------------
      Total operating expenses.................        901,196
   Loan interest expense (Note 5)..............      1,262,531
                                                  ------------
      Total expenses...........................      2,163,727
                                                  ------------
Net investment income..........................      9,582,239
                                                  ------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions.....................    (29,529,784)
   Foreign currency transactions...............         14,249
                                                  ------------
                                                   (29,515,535)
                                                  ------------
Net change in unrealized depreciation on:
   Investments.................................     13,854,817
   Foreign currencies..........................        (10,787)
                                                  ------------
                                                    13,844,030
                                                  ------------
Net loss on investments and foreign
   currencies..................................    (15,671,505)
                                                  ------------
Net Decrease in Net Assets
Resulting from Operations......................   $ (6,089,266)
                                                  ------------
                                                  ------------

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows
------------------------------------------------------------
                                                   Year Ended
Increase (Decrease) in Cash                        March 31,
(Including Foreign Currency)                          2002
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount and premium amortization of
      $2,443,334 and $848,832, respectively)....  $ 10,616,522
   Operating expenses paid......................    (1,162,511)
   Loan interest and commitment fee paid........    (1,143,196)
   Purchases of short-term portfolio
      investments...............................    (2,344,000)
   Purchases of long-term portfolio
      investments...............................   (70,966,330)
   Proceeds from disposition of long-term
      portfolio investments.....................    81,696,608
   Other assets.................................        20,103
                                                  ------------
   Net cash provided from operating
      activities................................    16,717,196
                                                  ------------
Cash used for financing activities
   Net decrease in loan payable.................    (6,000,000)
   Cash dividends paid (excluding reinvestment
      of dividends of $1,032,315)...............   (10,619,569)
                                                  ------------
   Net cash used for financing activities.......   (16,619,569)
                                                  ------------
   Net increase in cash.........................        97,627
   Payable to custodian at beginning of year....       (97,490)
                                                  ------------
   Cash at end of year..........................  $        137
                                                  ------------
                                                  ------------
Reconciliation of Net Decrease in Net Assets
to Net Cash (Including Foreign Currency)
Provided from Operating Activities
Net decrease in net assets resulting from
   operations...................................  $ (6,089,266)
                                                  ------------
Decrease in investments.........................     7,103,509
Net realized loss on investment and foreign
   currency transactions........................    29,515,535
Net increase in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...................................   (13,844,030)
Increase in receivable for investments sold.....       (14,703)
Decrease in interest receivable.................     1,313,890
Decrease in other assets........................        20,103
Decrease in payable for investments purchased...    (1,145,862)
Decrease in accrued expenses and other
   liabilities..................................      (141,980)
                                                  ------------
   Total adjustments............................    22,806,462
                                                  ------------
   Net cash provided from operating
      activities................................  $ 16,717,196
                                                  ------------
                                                  ------------
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
                                       Year Ended March 31,
Increase (Decrease)               ------------------------------
in Net Assets                         2002              2001
                                  ------------      ------------
Operations
   Net investment income.......   $  9,582,239      $ 12,405,361
   Net realized loss on
      investment and foreign
      currency transactions....    (29,515,535)      (15,005,642)
   Net change in unrealized
      depreciation on
      investments and foreign
      currencies...............     13,844,030        (5,589,149)
                                  ------------      ------------
   Net decrease in net assets
      resulting from
      operations...............     (6,089,266)       (8,189,430)
   Dividends from net
      investment income........    (11,197,187)      (13,177,913)
   Distributions in excess of
      net investment income....             --          (185,760)
   Value of Fund shares issued
      to shareholders in
      reinvestment of
      dividends................      1,032,315           934,538
                                  ------------      ------------
Total decrease.................    (16,254,138)      (20,618,565)
Net Assets
Beginning of year..............     77,593,153        98,211,718
                                  ------------      ------------
End of year....................   $ 61,339,015      $ 77,593,153
                                  ------------      ------------
                                  ------------      ------------

THE HIGH YIELD PLUS FUND, INC.
Notes to Financial Statements
------------------------------------------------------------
The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' or 'Payable to Custodian' in the Statement of Assets and Liabilities.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to April 1, 2001 the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon adoption resulted in an increase to overdistributions from net investment income and a decrease to unrealized depreciation on investments of $848,071.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.

------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended March 31, 2002, aggregated $69,563,417 and $80,628,245, respectively.

At March 31, 2002, the Fund had an outstanding forward currency contract to sell foreign currencies as follows:

 Foreign Currency     Settlement Date     Current        Unrealized
  Sale Contract         Receivable         Value        Depreciation
------------------    ---------------     --------     ---------------
Euros,
expiring 4/22/02         $ 203,685        $203,912         $  (227)
                      ---------------     --------         -------
                      ---------------     --------         -------

------------------------------------------------------------
Note 4. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended March 31, 2002, the adjustment was to decrease overdistribution of net investment income by $1,944,348, increase accumulated net realized losses by $1,832,355 and decrease paid-in capital by $111,993 due primarily to the federal income tax treatment of net foreign exchange losses, interest income on defaulted securities and certain other differences between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.
For the year ended March 31, 2002, the tax character of total dividends paid of $11,197,187 was ordinary income.

As of March 31, 2002, the Fund did not have any tax basis accumulated undistributed net investment income or accumulated net realized gains. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the tax treatment of certain securities in default and other cumulative timing differences. In addition, the capital loss carryforward was approximately $44,941,000, of which $1,337,000 expires in 2003, $1,806,000 expires in 2004, $500,000 expires in 2007, $8,206,000 expires in 2008,
$8,395,000 expires in 2009 and $24,697,000 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryfoward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $14,591,000 and post-October currency losses of approximately $35,200 as having occurred in the following fiscal year and differences in the treatment of discount and premium amortization for book and tax purposes.
The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of March 31, 2002 was as follows:

   Tax Basis of                                          Net Unrealized
   Investments        Appreciation     Depreciation       Depreciation
------------------    ------------     -------------     --------------
   $93,162,304         $3,641,795      $(13,837,058 )     $(10,195,263)

The difference between book basis and tax basis was attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.

--------------------------------------------------------------------------------
Note 5. Borrowings
The Fund has a credit agreement with unaffiliated lenders. The maximum commitment under this agreement is $50,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the year ended March 31, 2002 was $27,753,425 at a weighted average interest rate of 4.21%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2002 was $31,000,000. The current borrowings of $22,000,000 (at a weighted average interest rate of 2.83%) mature throughout the period from April 1, 2002 to April 2, 2002.

The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in 'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

Effective April 2, 2002, under the renewed credit agreement with unaffiliated lenders, the interest rate spread on any of the Fund's borrowings will be equal to the Eurodollar Loan Rate or Federal Funds Rate plus 0.750%. Under the previous credit agreement, this spread was equal to 0.625%. All other terms and conditions remain unchanged. The renewed credit agreement expires on April 1, 2003.

------------------------------------------------------------
Note 6. Capital
There are 100 million shares of common stock authorized at $.01 par value per share. During the years ended March 31, 2002 and March 31, 2001, the Fund issued 203,297 and 157,754 shares in connection with reinvestment of dividends, respectively.

------------------------------------------------------------
Note 7. Dividends
On February 26, 2002, the Board of Directors of the Fund declared dividends of $0.0425 per share payable on April 8, May 10 and June 10 to shareholders of record on March 29, April 30 and May 31, respectively.

On May 21, 2002, the Board of Directors of the Fund declared dividends of $0.0325 per share payable on July 8, August 12 and September 9 to shareholders of record on June 28, July 31 and August 30, respectively.
--------------------------------------------------------------------------------
                                       16

Financial Highlights                              THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Year Ended March 31,
                                                              -------------------------------------------------------------
                                                                2002          2001         2000         1999         1998
                                                              ---------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................     $  5.02      $   6.42     $   7.36     $   9.21     $   8.54
                                                              ---------     --------     --------     --------     --------
Income from investment operations
Net investment income.....................................         .62           .81          .89          .88          .84
Net realized and unrealized gain (loss) on investments....       (1.00)        (1.34)        (.94)       (1.59)         .67
                                                              ---------     --------     --------     --------     --------
   Total from investment operations.......................        (.38)         (.53)        (.05)        (.71)        1.51
                                                              ---------     --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income......................        (.72)         (.86)        (.89)        (.88)        (.84)
Distributions in excess of net investment income..........          --          (.01)          --           --           --
                                                              ---------     --------     --------     --------     --------
   Total dividends........................................        (.72)         (.87)        (.89)        (.88)        (.84)
                                                              ---------     --------     --------     --------     --------
Capital charge in respect to issuance of shares...........          --            --           --         (.26)          --
                                                              ---------     --------     --------     --------     --------
Net asset value, end of year(a)...........................     $  3.92      $   5.02     $   6.42     $   7.36     $   9.21
                                                              ---------     --------     --------     --------     --------
                                                              ---------     --------     --------     --------     --------
Market price per share, end of year(a)....................     $  4.38      $   6.20     $ 6.1875     $ 7.1875     $  9.125
                                                              ---------     --------     --------     --------     --------
                                                              ---------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):...............................      (19.20)%       15.49%       (2.96)%     (12.36)%      11.25%
                                                              ---------     --------     --------     --------     --------
                                                              ---------     --------     --------     --------     --------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted).....................     $61,339      $ 77,593     $ 98,212     $111,993     $104,558
Average net assets (000 omitted)..........................     $67,722      $ 88,620     $107,803     $ 94,437     $100,766
Ratio to average net assets:
   Expenses, before loan interest and commitment fees.....        1.33%         1.26%        1.08%        1.11%        1.07%
   Total expenses.........................................        3.19%         3.92%        3.47%        3.14%        2.44%
   Net investment income..................................       14.15%        14.00%       12.60%       11.60%        9.41%
Portfolio turnover rate...................................          76%           68%          83%          94%         112%
Total debt outstanding at end of year (000 omitted).......     $22,000      $ 28,000     $ 42,000     $ 35,000     $ 30,000
Asset coverage per $1,000 of debt outstanding.............     $ 3,788      $  3,771     $  3,338     $  4,204     $  4,485

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Report of Independent Accountants                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The High Yield Plus Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc. (the 'Fund') at March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 21, 2002
--------------------------------------------------------------------------------
                                       18

Tax Information (Unaudited)                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2002) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2002, the Fund paid dividends of $.72 per share, which are taxable as ordinary income.

In January 2003, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2002 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information (Unaudited)                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
State Street Bank and Trust Company (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       19

Management of the Fund (Unaudited)                THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Information pertaining to the Directors of the Fund is set forth below.

      Directors

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Eugene C. Dorsey (75)                    Director        Since 1996
                        2010 Harbourside Drive, Pound2003                        (Class I)
                        Longboat Key, FL 34228
                        Robert E. La Blanc (68)                  Director        Since 1999
                        323 Highland Avenue                                      (Class II)
                        Ridgewood, NJ 07450
                                                                       Principal Occupations
                                                                             and Other
                        Name, Address and Age                           Directorships Held**
                        ------------------------------------
                        Eugene C. Dorsey (75)                 Retired. Director or Trustee of 78
                        2010 Harbourside Drive, Pound2003     portfolios within the Prudential Fund
                        Longboat Key, FL 34228                Complex and Director of First Financial
                                                              Fund, Inc.; formerly President, Chief
                                                              Executive Officer and Trustee, Gannett
                                                              Foundation (now Freedom Forum)
                                                              (1981-1989); former publisher of four
                                                              Gannett newspapers and Vice President of
                                                              Gannett Co., Inc. (publishing)
                                                              (1978-1981); past Chairman, Independent
                                                              Sector, Washington, D.C. (national
                                                              coalition of philanthropic
                                                              organizations) (1989-1992); and former
                                                              Chairman of the American Council for the
                                                              Arts; and former Director, Advisory
                                                              Board of Chase Manhattan Bank of
                                                              Rochester.
                        Robert E. La Blanc (68)               President of Robert E. La Blanc
                        323 Highland Avenue                   Associates, Inc. (information
                        Ridgewood, NJ 07450                   technologies consulting) (since 1981);
                                                              Director or Trustee of 74 portfolios
                                                              within the Prudential Fund Complex;
                                                              Director of First Financial Fund, Inc.;
                                                              formerly Vice-Chairman of Continental
                                                              Telecom, Inc. (1979-1981); formerly
                                                              General Partner at Salomon Brothers
                                                              (1969-1979); Director of Salient 3
                                                              Communications, Inc.
                                                              (telecommunications). Storage Technology
                                                              Corp. (computer equipment), Titan Corp.
                                                              (electronics), and Chartered
                                                              Semiconductor Manufacturing, Ltd.
                                                              (semiconductors); and Trustee of
                                                              Manhattan College.

--------------------------------------------------------------------------------
                                       20

Management of the Fund (Unaudited)                THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Douglas H. McCorkindale (62)             Director        Since 1996
                        7950 Jones Branch Drive                                  (Class II)
                        McLean, VA 22107
                        Thomas T. Mooney (60)***                Director,        Since 1988
                        55 St. Paul Street                    President and    (as Director)
                        Rochester, NY 14604                     Treasurer       (Class III)
                        Clay T. Whitehead (63)                   Director        Since 2000
                        P.O. Box 8090                                           (Class III)
                        McLean, VA 22106
                                                                       Principal Occupations
                                                                        During Past 5 Years
                                                                             and Other
                        Name, Address and Age                           Directorships Held**
                        ------------------------------------
                        Douglas H. McCorkindale (62)          Chairman, President and CEO of Gannett
                        7950 Jones Branch Drive               Co., Inc. (publishing and media) (since
                        McLean, VA 22107                      February 2001); Director or Trustee of
                                                              75 portfolios within the Prudential Fund
                                                              Complex; previously President and CEO of
                                                              Gannett Co., Inc. (June 2000-January
                                                              2001) and Vice Chairman of Gannett Co.,
                                                              Inc. (1984-1997); Director of Lockheed
                                                              Martin Corp. (aerospace), Continental
                                                              Airlines, Inc., and Mutual Insurance
                                                              Company, Ltd.
                        Thomas T. Mooney (60)***              President of the Greater Rochester Metro
                        55 St. Paul Street                    Chamber of Commerce (since 1976);
                        Rochester, NY 14604                   Director or Trustee 95 portfolios within
                                                              the Prudential Fund Complex; President,
                                                              Director and Treasurer of First
                                                              Financial Fund, Inc.; former Rochester
                                                              City Manager (during 1973); Trustee of
                                                              Center for Governmental Research, Inc.
                                                              (volunteer consulting); and Director of
                                                              Blue Cross of Rochester, Executive
                                                              Service Corps of Rochester, Monroe
                                                              County Water Authority and Rural/Metro
                                                              Medical Services, Inc. (ambulance
                                                              service).
                        Clay T. Whitehead (63)                President of Clay Whitehead Associates
                        P.O. Box 8090                         (telecommunications) (since 1987) and
                        McLean, VA 22106                      National Exchange Inc. (new business
                                                              development firm) (since May 1983);
                                                              Director or Trustee of 91 portfolios
                                                              within the Prudential Fund Complex;
                                                              Director of First Financial Fund, Inc.,
                                                              GTC Telecom, Inc. (telecommunications),
                                                              and Crosswalk.com (website).

--------------------------------------------------------------------------------
                                       21

Management of the Fund (Unaudited)                THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Information pertaining to the officers of the Fund, other than Mr. Mooney (who is listed above), is set forth below.

      Officers

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Arthur J. Brown (53)                    Secretary        Since 1986
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036
                        R. Charles Miller (44)                  Assistant        Since 1999
                        1800 Massachusetts Avenue, NW           Secretary
                        Washington, D.C. 20036
                                                                       Principal Occupations
                        Name, Address and Age                           During Past 5 Years
                        ------------------------------------
                        Arthur J. Brown (53)                  Partner, Kirkpatrick & Lockhart LLP (law
                        1800 Massachusetts Avenue, NW         firm and counsel to the Fund)
                        Washington, D.C. 20036
                        R. Charles Miller (44)                Partner, Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036

------------------

   * The Board of Directors is divided into three classes, each of which has three year terms. Class II's term expires this year.
     Officers are generally elected by the Board to one year terms.
  ** This column includes only directorships of companies required to report to the Securities and Exchange Commission under the
     Securities Exchange Act of 1934 (that is, 'public companies') or other investment companies registered under the Investment
     Company Act of 1940 ('1940 Act'). Each Director of the Fund, except Mr. McCorkindale, oversees three other portfolios within the Fund's 'Fund Complex'. The Fund's Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
 *** Indicates an 'interested person' of the Fund, as defined in the 1940 Act. Mr. Mooney is deemed to be an 'interested person'
     solely by reason of his service as an officer of the Fund.

Revised Investment Policy (Unaudited)             THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
On May 21, 2002, the Board of Directors unanimously approved a revised investment policy for the Fund in order to comply with new Rule 35d-1 under the 1940 Act (commonly known as the 'names rule'). The names rule requires many funds that have names that signify certain investments to have an investment policy requiring that 80% of their assets be invested in such investments. As the Fund's name includes the phrase 'high yield,' the Fund's current policy to invest 65% of its assets in high yield securities has been revised to read as follows:
    'Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in high yield debt securities that are rated below investment grade, consisting of securities rated either below BBB by Standard &
    Poor's or below Baa by Moody's Investors Service, Inc., or non-rated high yield debt securities deemed by the Fund's investment adviser to be of comparable quality.'
This revised policy also reflects a change in the ratings of the securities in which the Fund will invest based upon SEC positions on the definition of high yield securities. The Investment Adviser expects the Fund to be in compliance with this revised policy by the July 31, 2002 effective date of this revised policy.
--------------------------------------------------------------------------------
                                       22

                       This page intentionally left blank

Directors
Eugene C. Dorsey
Robert E. La Blanc
Douglas H. McCorkindale
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, llp
75 State Street
Boston, MA 02109

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788


429906100